SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2002

SCIENTIFIC-ATLANTA, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-5517	58-0612397
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 236-5000

N/A
(Former name or former address, if changed since last report.)

Item 9    Regulation FD Disclosure.

On September 24, 2002, in accordance with Order No. 4-460 of the Securities and Exchange Commission and pursuant to Section 21(a)(1) of the Exchange Act, the Chief Executive Officer and the Chief Financial Officer of Scientific-Atlanta each executed sworn statements certifying all covered reports. The sworn statements have been submitted to the SEC. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this Current Report.

Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2002	SCIENTIFIC-ATLANTA, INC. By: /s/ William E. Eason, Jr. Name: William E. Eason, Jr. Title: Senior Vice President, General Counsel and Secretary

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